UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 1, 2004

                     VASCO DATA SECURITY INTERNATIONAL, INC.
                 (Exact name of issuer as specified in charter)


            DELAWARE                   000-24389               36-4169320
  (State or Other Jurisdiction        (Commission           (I.R.S. Employer
       of Incorporation or                file                Identification
          Organization)                 number)                  Number)

                        1901 SOUTH MEYERS ROAD, SUITE 210
                        OAKBROOK TERRACE, ILLINOIS 60181
                    (Address of principal executive offices)

                                 (630) 932-8844
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02(b). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

                  Effective October 28, 2004, Forrest D. Laidley, resigned from his position on the Board of Directors of VASCO Data Security International, Inc. ("Company"), citing personal reasons. The Company does not currently have any plans to replace Mr. Laidley.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                     VASCO DATA SECURITY INTERNATIONAL, INC.


Date: November 1, 2004               By: /s/ T. Kendall Hunt
                                         --------------------------------
                                         T. Kendall Hunt
                                         Chief Executive Officer and Chairman of
                                         the Board of Directors